                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                OCTOBER 13, 1995


                               KEVLIN CORPORATION
             (Exact name of registrant as specified in its charter)



         MASSACHUSETTS                6-10265                   04-2073497
 (State or other jurisdiction     (Commission File             (IRS Employer
      of incorporation)               Number)               Identification No.)



                5 CORNELL PLACE, WILMINGTON, MASSACHUSETTS 01887
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                 (508) 657-3900



Exhibit Index appears on page 4                                  Page 1 of 5

ITEM 5.     OTHER EVENTS.
            ------------

      The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated October 13,1995 filed as Exhibit 99 to this report.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (c)   Exhibits:
            ---------

Exhibit
   No.                                       Description
--------                                     -----------
    99           Press Release dated October 13, 1995.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 16, 1995
                                      KEVLIN CORPORATION


                                      By: /s/ Arthur C. Williams
                                          -------------------------------------
                                          Arthur C. Williams
                                          President and Chief Executive Officer








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

                                               EXHIBIT INDEX

EXHIBIT                                                                                            SEQUENTIAL
  NO.                                          DESCRIPTION                                          PAGE NO.
--------                                       -----------                                         ----------
    99           Press Release dated October 13, 1995.





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